UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2019

FlexShopper, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37945	20-5456087
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2700 North Military Trail, Ste. 200 Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(855) 353-9289

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 1, 2019, FlexShopper 2, LLC (the “Borrower”), a wholly-owned subsidiary of FlexShopper, Inc. (the “Company”), received notice from WE2014-1, LLC, the lender (the “Lender”) under that certain Credit Agreement, dated March 6, 2015, by and among the Borrower, Wells Fargo Bank, National Association, as paying agent, and various lenders from time to time party thereto (as amended, the “Credit Agreement”), that the Lender has elected to extend the Commitment Termination Date (as defined in the Credit Agreement) from June 30, 2019 to February 28, 2021.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 3, 2019, Daniel Ballen resigned from his position as a director of the Company. Mr. Ballen was appointed to the Company’s Board of Directors pursuant to an Investor Rights Agreement, dated June 10, 2016 (the “Investor Rights Agreement”), by and between the Company and B2 FIE V LLC (the “Investor”), an entity affiliated with Pacific Investment Management Company LLC. In light of the Investor’s current ownership percentage of the Company’s outstanding common stock (on a fully-diluted basis, as determined in accordance with the Investor Rights Agreement), the number of directors which the Investor has the right to nominate to the Company’s Board of Directors has decreased from two to one.

Mr. Ballen’s resignation was not the result of any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

Mr. Ballen had been nominated for re-election as a director at the Company’s Annual Meeting of Stockholders to be held on May 2, 2019 (the “Annual Meeting”); however, in connection with his resignation as a director of the Company, Mr. Ballen has also confirmed that he will not stand for re-election. The Company’s Board of Directors does not currently expect to nominate a substitute nominee for election at the Annual Meeting.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FlexShopper, Inc.

April 5, 2019	By:	/s/ Brad Bernstein
Brad Bernstein, Chief Executive Officer

3